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                                  EXHIBIT 10.17

                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT ("Guaranty") is made as of the 2(nd) day of
                               --------
October, 2001, by Guarantor (as hereinafter defined) for the benefit of Lender (as hereinafter defined).

     1.     Definitions. As used in this Guaranty, the following terms shall
            -----------
have the meanings indicated below:

     (a)    The term "Lender" shall mean THE FROST NATIONAL BANK, a national
                      ------
banking association, whose address for notice purposes is the following:

                    P.O. Box 1600, San Antonio, Texas 78296
                               Attn: Steve Martin

     (b)    The term "Borrower" (whether one or more) shall mean the following:
                      --------

                          First Consumer Credit, Inc.
     (c)    The term "Guarantor" shall mean U.S. Home Systems, Inc., whose
                      ---------
address for notice purposes is the following:

                    750 State Highway 121 Bypass, Suite 170
                     Lewisville, Denton County, Texas 75067
                             Attn: Robert DeFronzo

     (d)    The term "Guaranteed Indebtedness" shall mean (i) all indebtedness,
                      -----------------------
obligations and liabilities of Borrower to Lender, now existing or hereafter arising, under or evidenced by that one certain Promissory Note dated October
2. 2001, in the original principal amount of $3,500,000 (the "Note"), executed
                                                              ----
by Borrower and payable to the order of Lender, (ii) all accrued but unpaid interest on the Note, (iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan
                                                                        ----
Documents"), (iv) all reasonable costs and expenses incurred by Lender in
---------
connection with the enforcement and collection of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above. Without limiting the generality of the foregoing, Guarantor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of Borrower described above, which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving Borrower.

     2.     Obligations. As an inducement to Lender to extend or continue to
            -----------
extend credit and other financial accommodations to Borrower, Guarantor, for value received, does hereby unconditionally and absolutely guarantee the prompt and full payment and performance of the Guaranteed Indebtedness when due or declared to be due and at all times thereafter.

     3.     Character of Obligations.
            ------------------------

     (a) This is an absolute, continuing and unconditional guaranty of payment and not of collection and if at any time or from time to time there is no outstanding Guaranteed Indebtedness, the obligations of Guarantor with respect to any and all Guaranteed Indebtedness incurred thereafter shall not be affected. This Guaranty and the Guarantor's obligations hereunder are irrevocable. This Guaranty shall automatically expire, terminate and be cancelled and shall have no further force and effect against Guarantor upon the occurrence of

GUARANTY AGREEMENT - Page 1

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all the following: (i) the complete and final payment of the Guaranteed
Indebtedness and (ii) the termination or expiration of Lender's obligation to make any loans or other advances to Borrower pursuant to the Loan Documents; provided that this Guaranty is thereafter subject to reinstatement as provided in Paragraph 7(b) hereof. All of the Guaranteed Indebtedness shall be conclusively presumed to have been made or acquired in acceptance hereof. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) Lender may, at its sole discretion and without impairing its rights hereunder, (i) apply any payments on the Guaranteed Indebtedness that Lender receives from Borrower or any other source other than Guarantor to that portion of the Guaranteed Indebtedness, if any, not guaranteed hereunder, and (ii) apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Guaranteed Indebtedness to that portion, if any, of the Guaranteed Indebtedness not guaranteed hereunder or to any other indebtedness secured by such collateral.

     (c) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the existence of any other guaranty or the payment by any other guarantor of all or any part of the Guaranteed Indebtedness.

     (d) Guarantor's obligations hereunder shall not be released, diminished, impaired, reduced or affected by, nor shall any provision contained herein be deemed to be' a limitation upon, the amount of credit which Lender may extend to Borrower, the number of transactions between Lender and Borrower, payments by Borrower to Lender or Lender's allocation of payments by Borrower.

     (e) Without further authorization from or notice to Guarantor, Lender may compromise, accelerate, or otherwise alter the time or manner for the payment of the Guaranteed Indebtedness, increase or reduce the rate of interest thereon, or release or add any one or more guarantors or endorsers, or allow substitution of or withdrawal of collateral or other security and release collateral and other security or subordinate the same.

     4.     Representations and Warranties. Guarantor hereby represents and
            ------------------------------
warrants the following to Lender:

     (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor, and the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor; and

     (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness; provided, however, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty; and

     (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and Guarantor is not relying on Lender to provide such information to Guarantor either now or in the future; and

     (d) Guarantor has the power and authority to execute, deliver and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not. violate (i) any agreement or instrument to which Guarantor is a party (excluding any other agreement or instrument executed by Guarantor in favor of Lender), (ii) any law, rule, regulation or order of any governmental authority to which Guarantor is subject, or (iii) its articles or certificate of incorporation or bylaws; and

GUARANTY AGREEMENT - Page 2

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     (e)    Neither Lender nor any other party has made any representation, warranty or statement to Guarantor, other than as set forth herein, in order to induce Guarantor to execute this Guaranty; and

     (f) The financial statements and other financial information regarding Guarantor heretofore and hereafter delivered to Lender are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor reflected in the financial statements and other financial information regarding Guarantor heretofore delivered to Lender since the date of 6e last statement thereof; and

     (g) As of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby, (i) Guarantor is and will be solvent~ (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

     5.     Covenants. Guarantor hereby covenants and agrees with Lender as
            ---------
follows:

     (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or sell any material portion of its assets for less than full and adequate consideration; and

     (b) Guarantor shall promptly furnish to Lender at any time and from time to time such financial statements and other financial information of Guarantor as the Lender may reasonably request, in form and substance satisfactory to Lender; and

     (c) Guarantor shall comply with all terms and provisions of the Loan Documents that apply to Guarantor; and

     (d) Guarantor shall promptly inform Lender of (i) any actions, suits and proceedings filed in any court or any governmental department, commission or board in which a claim for damages has been made or asserted against Guarantor or affecting any of the collateral or security for all. or any part of the Guaranteed Indebtedness or this Guaranty, which, if adversely determined, could reasonably be expected to result 'in a money judgment in excess of $200,000, and (ii) any material adverse change in the financial condition of Guarantor.

     (e)    Guarantor shall maintain the following financial covenants:

            (i)    Tangible Net Worth. Guarantor will maintain,-as -of the end
                   ------------------
     of each fiscal quarter, its Tangible Net Worth at not less than-
     $3,500,000.

            (ii)   Fixed Charge Coverage Ratio. Guarantor will maintain, as of
                   ---------------------------
     the last day of each fiscal quarter for the four consecutive fiscal quarter period ending on such date, a ratio of (a) net income for such period before interest and taxes plus depreciation, amortization and other
                               ----
     non-cash expenses deducted in the calculation of such net income to (b) the sum of current maturities of long term debt and long-term leases for such period plus Distributions during such period, plus interest expenses, plus
            ----                                   ----                    ----
     capital expenditures made by Guarantor in cash during such period, plus
                                                                        ----
     taxes paid by Guarantor during such period, plus the aggregate redemption
                                                 ----
     value of preferred shares of Guarantor mandatory redeemable during such period, of not less than 1.25 to 1.0.

     (iii)  Funded Debt to Cash Flow. Guarantor will maintain, as of the last
            ------------------------
     day of each calendar month for the twelve consecutive month period ending on such date, a ratio of (a) Guarantor's aggregate Funded Debt to (b) Guarantor's net income for such period before interest and taxes plus
                                                                      ----
     depreciation, amortization and other non-cash expenses deducted in the calculation of such net income of not greater than 2.5 to 1.0.

GUARANTY AGREEMENT - Page 3

As used herein, the term "Funded Debt" means, as of any date, all debt
                          -----------
(including obligations arising pursuant to any revolving credit or similar agreement or capital lease) of Guarantor which by its terms or by the terms of any 'instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from the date of the creation thereof. As used herein, the term "Tangible Net Worth" means, as of any date, Guarantor's
                       ------------------
total assets excluding all intangibles assets less total liabilities excluding
                                              ----
any Subordinated Debt As used herein, the term "Subordinated Debt" means any
                                                -----------------
indebtedness owner by Guarantor which has been subordinated by written agreement to all indebtedness now or hereafter owing by Guarantor to Lender, such agreement to be in form and substance acceptable to Lender. As used herein, "Distributions" shall mean all dividends and other distributions made
         -------------
by Guarantor to its shareholders or partners, as the case may be, other than salary, bonuses and other compensation for services. Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to generally accepted accounting principles, consistently applied; and

     (f) Guarantor will, unless Lender shall otherwise consent in writing, furnish to Lender:

            (i)    Interim Financial Statements. As soon as available, and in
                   ----------------------------
     any event within thirty (30) days after the end of each calendar month, a balance sheet and income statement of Guarantor as of the end of such calendar month, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by the President and/or Chief Financial Officer of Guarantor
     (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied.

            (ii)   Annual Financial Statements. As soon as available and in any
                   ---------------------------
     event within 120 days after the end of each fiscal year of Guarantor, a balance sheet and income statement of Guarantor as of the end of such fiscal year, in. each case audited by independent public accountants of recognized standing acceptable to Lender.

            (iii)  Compliance Certificate. A certificate signed by the Chief
                   ----------------------
     Financial Officer of Guarantor, within thirty (30) days after the end of each calendar month, stating that Guarantor is in full compliance with all of its obligations under this Guaranty and all other Loan Documents and is not in default of any term or provisions hereof or thereof, and demonstrating compliance with all financial ratios and covenants set forth in this Guaranty.

     6.     Consent and Waiver.
             ------------------

     (a) Guarantor waives (i) promptness, diligence and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind, and (ii) the taking of any other action by Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

     (b) Guarantor waives any rights Guarantor has under, or any requirements imposed by, Chapter 34 of the Texas Business and Commerce Code, as in effect on the date of this Guaranty or as it may be amended from time to time.

     (c) Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing or affecting the obligations of Guarantor hereunder: (i) change the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness, or renew, extend, modify, rearrange or alter all or any part of .the Guaranteed Indebtedness; (ii) change the interest rate accruing on any of the Guaranteed Indebtedness (including, without limitation, any periodic

GUARANTY AGREEMENT - Page 4
change in such interest rate that occurs because such Guaranteed Indebtedness accrues interest at a variable rate which may fluctuate from time to time);
(iii) sell, exchange, release, surrender, subordinate, realize upon or otherwise deal with in any manner and in any order any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty or setoff against all or any part of the Guaranteed Indebtedness; (iv) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Indebtedness or this Guaranty or to take or prosecute any action in connection with any of the Loan Documents; (v) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (vi) settle or compromise all or any part of the Guaranteed Indebtedness and subordinate the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness or liabilities of Borrower which may be due or become due to Lender; (vii) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty; and (viii) apply any sums paid to Lender by Guarantor, Borrower or others to the Guaranteed Indebtedness in such order and manner as Lender, in its sole discretion, may determine.

     (d) Should Lender seek to enforce the obligations of Guarantor hereunder by action in any court or otherwise, Guarantor waives any requirement, substantive or procedural, that (i) Lender first enforce any rights or remedies against Borrower or any other person or entity liable to Lender for all or any part of the Guaranteed Indebtedness, including without limitation that a judgment first be rendered against Borrower or any other person or entity, or that Borrower or any other person or entity should be joined in such cause, or
(ii) Lender first enforce rights against any collateral which shall ever have been given to secure all or any part of the Guaranteed Indebtedness or this Guaranty. Such waiver shall be without prejudice to Lender's right, at its option, to proceed against Borrower or any other person or entity, whether by separate action or by joinder.

     (e) In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Lender, its directors, officers, employees, representatives or agents in connection with Lender's administration of the Guaranteed Indebtedness, except for Lender's willful or intentional misconduct and gross negligence.

     (f) Guarantor grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings or some other account), including without limitation all accounts held jointly with someone else and all accounts Guarantor may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Lender may, to the extent permitted by applicable law, charge or setoff all sums owing on the Guaranteed Indebtedness against any and all such accounts; provided, however, that Lender may not charge or setoff against any such accounts -to enforce or collect under this Guaranty, except with three (3) days written notice to Guarantor of Lender's intent to do so.

     7.     Obligations Not Impaired.
            ------------------------

     (a) Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (i) the death, disability or lack of corporate power of Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower, Guarantor or any other guarantor of all or any part of the Guaranteed Indebtedness, or any of their respective property; (iii) the partial or total release or discharge of Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any collateral for all or any part of the Guaranteed Indebtedness or this Guaranty; (v) the taking or accepting of any other guaranty for all

GUARANTY AGREEMENT - Page 5

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or any part of the Guaranteed Indebtedness; (vi) any failure by Lender to acquire, perfect or continue any lien or security interest on collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (vii) the impairment of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty; (viii) any failure by Lender to sell any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty in a commercially reasonable manner or as otherwise required by law;
(ix) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; or (x) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other guarantor of all or any part of the Guaranteed Indebtedness.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must other-wise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other Guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.

     (c) In the event Borrower is a corporation, joint stock association or partnership, or is hereafter incorporated, none of the following shall affect Guarantor's liability hereunder: (i) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (ii) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or
(iii) the officers or partners creating all or any part of the Guaranteed Indebtedness acted in excess of their authority. Guarantor hereby acknowledges that withdrawal from, or termination of, any ownership interest in Borrower now or hereafter owned or held by Guarantor shall not alter, affect or in any way limit the obligations of Guarantor hereunder.

     8.     Actions Against Guarantor. In the event of a default in the payment
            -------------------------
or performance of all or any part of the Guaranteed Indebtedness when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon to Lender, in lawful money of the United States, at Lender's address set forth in Subparagraph 1(a) above. One or more successive or
                     -----------------
concurrent actions may be brought against Guarantor, either in the same action in which Borrower is sued or in separate actions, as often as Lender deems advisable. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. The certified and authenticated books and records of Lender shall be admissible as evidence in any action or proceeding involving this Guaranty and shall be prima facie evidence of the payments made on, and the outstanding balance of,
----- -----
the Guaranteed Indebtedness.

     9.     Payment by Guarantor. Whenever Guarantor pays any sum which is or
            --------------------
may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. Such notice shall be effective for purposes of this payment when contemporaneously with such payment Lender receives such notice either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph 1(a) above, or (b)
                                              -----------------
United States mail, certified or registered, return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph 1(a) above.
                                                     -----------------
In the absence of such notice to Lender by Guarantor in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Indebtedness shall be conclusively deemed paid by Borrower.

     10.    Subordination. All obligations of Borrower to Guarantor
            -------------
("Subordinated Debt") are subordinated to the full payment of the Guaranteed
  --------------------
Indebtedness. Guarantor agrees not to accept any payment of the Subordinated Debt from Borrower if an Event of Default (as defined in the Loan Documents) exists. Guarantor will hold in trust and promptly turn over to Lender (with any necessary endorsements) for application against the Guaranteed Indebtedness any payment of the Subordinated Debt that Guarantor receives in violation of this paragraph. As long as no Event of Default has occurred, Borrower may make payments including payments of interest and for principal, to Guarantor in accordance with the terms relative to the Subordinated debt.

GUARANTY AGREEMENT - Page 6

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     11.    Notice of Sale. In the event that Guarantor is entitled to receive
            --------------
any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth in Subparagraph 1(c) above, ten (10) days prior to the date any public sale, or
-----------------
after which any private sale, of any such collateral is to be held; provided,
                                                                    --------
however, that notice given in any other reasonable manner or at any other
-------
reasonable time shall be sufficient.

     12.    Waiver by Lender. No delay on the part of the Lender in exercising
            ----------------
any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.

     13.    Successors and Assigns. This Guaranty is for the benefit of Lender,
            ----------------------
its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors, including without limitation any person or entity obligated by operation of law upon the reorganization, merger, consolidation or other change in the organizational structure of Guarantor.

     14.    Costs and Expenses. Guarantor shall pay on demand by Lender in
            ------------------
accordance with this Guaranty all costs and expenses, including without limitation all reasonable attorneys' fees, incurred by Lender in connection with the enforcement and/or collection of this Guaranty. This covenant shall survive the payment of the Guaranteed Indebtedness.

     15.    Severability. If any provision of this Guaranty is held by a court
            ------------
of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     16.    No Obligation. Nothing contained herein shall be construed as an
            -------------
obligation on the part of Lender to extend or continue to extend credit to Borrower.

     17.    Amendment. No modification or amendment of any provision of this
            ---------
Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender and by Guarantor, and then shall be effective only in the specific instance and for the purpose for which given.

     18.    Cumulative Rights. All rights and remedies of Lender hereunder are
            -----------------
cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any instrument or agreement, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     19.    Governing Law, Venue. This Guaranty is intended to be performed in
            ---------------------
the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. In the event of a dispute involving this Guaranty or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Bexar County, Texas.

     20.    Compliance with Applicable Usury Laws. Notwithstanding any other
            -------------------------------------
provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Lender by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of the maximum non-usurious interest rate as maybe authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of

GUARANTY AGREEMENT - Page 7

Guarantor and Lender to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest if and to the extent payable by Guarantor, shall be held to be subject to reduction to the maximum non-usurious interest rate allowed under said law.

     21.    Gender. Within this Guaranty, words of any gender shall be held and
            ------
construed to include the other gender.

     22.    Captions. The headings in this Guaranty are for convenience only
            ---------
and shall not define or limit the provisions hereof.

     23.    Right of Revocation. Guarantor understands and agrees that
            -------------------
Guarantor may revoke its future obligations under this Guaranty at any time by giving Lender written notice that Guarantor will not be liable hereunder for any indebtedness or obligations of Borrower incurred on or after the effective date of such revocation. Such revocation shall be deemed to be effective on the day following the day Lender receives such notice delivered either by: (a) personal delivery to the address and designated department of Lender identified in Subparagraph 1(a) above, or (b) United States mail, registered or certified,
   -----------------
return receipt requested, postage prepaid, addressed to Lender at the address shown in Subparagraph l(a) above. Notwithstanding such revocation, Guarantor
         -----------------
shall remain liable on its obligations hereunder until payment in full to Lender of (a) all of the Guaranteed Indebtedness that is outstanding on the effective date of such revocation, and any renewals and extensions thereof, and
(b) all loans, advances and other extensions of credit to which this Guaranty applies, made to or for the account of Borrower on or after the effective date of such revocation pursuant to the obligation of Lender under a commitment or agreement made to or with Borrower prior to the effective date of such revocation. The terms and conditions of this Guaranty, including without limitation the consents and waivers set forth in Paragraph 6 hereof, shall
                                                 -----------
remain in effect with respect to the Guaranteed Indebtedness described in the preceding sentence in the same manner as if such revocation had not been made by Guarantor.

     EXECUTED as of the date first above written.

                                      GUARANTOR:

                                      U.S. HOME SYSTEMS, INC.

                                      By:______________________________________
                                      Name:____________________________________
                                      Title____________________________________

GUARANTY AGREEMENT - Page 8